GE FUNDS

GE SMALL-CAP EQUITY FUND

Supplement Dated August 7, 2008

to Prospectus Dated January 29, 2008

At a Special Meeting of Shareholders held on August 6, 2008 (the “Meeting”), the shareholders of the GE Small-Cap Equity Fund (the “Fund”) entitled to vote at the Meeting approved the following changes to the Fund, which will become effective on or about October 1, 2008:

1.	To restructure the Fund from the current structure, which utilizes a single sub-adviser to manage the Fund’s assets, to a multiple sub-adviser Fund structure that utilizes several sub-advisers to manage the Fund’s assets. In connection with the restructuring, the Fund shareholders approved a new sub-advisory agreement with the Fund’s current sub-adviser, Palisade Capital Management LLC, and new sub-advisory agreements with three new sub-advisers, namely Champlain Investment Partners, LLC (under both its current ownership structure and after its ownership changes), GlobeFlex Capital, LP and SouthernSun Asset Management, Inc.;

2.	To amend the Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”), the Fund’s investment adviser, to increase the management fee rate paid by the Fund to GEAM from the current annual management fee rate of 0.70% to a new annual management fee rate of 0.95%, and to add provisions for implementing the multiple sub-adviser structure. The increase in the management fee rate primarily reflects the need to have sufficient compensation available to GEAM to attract and retain highly qualified sub-advisers for the Fund, as well as to compensate GEAM for the additional responsibilities of managing a Fund with multiple sub-advisers;

3.	To use a “manager of managers” arrangement whereby GEAM, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval. Employment of the “manager of managers” arrangement is contingent upon receipt of an exemptive order from the U.S. Securities and Exchange Commission, exempting the Fund from certain requirements under Section 15 of the Investment Company Act of 1940, as amended, and the rules thereunder; and

4.	To amend each of the following fundamental investment policies of the Fund:

•	the Fund’s investment policies on senior securities;

•	the Fund’s investment policy on real estate investments;

•	the Fund’s investment policy on making loans;

•	the Fund’s investment policy on borrowing;

•	the Fund’s investment policy on diversification; and

•	the Fund’s investment policy on commodities.

During the restructuring period, the Fund may hold above normal cash positions.